Exhibit 10.1
AMENDMENT NO. 1
AMENDMENT NO. 1 dated as of August 26, 2024 (“Amendment No. 1”), to the Superpriority Term B Credit Agreement dated as of March 22, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LUMEN TECHNOLOGIES, INC., a Louisiana corporation (the “Borrower”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Collateral Agent, and each Lender party thereto from time to time.
WHEREAS, pursuant to Section 9.08(e)(iii) of the Credit Agreement, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary to cure any ambiguity, omission, error, defect or inconsistency; and
WHEREAS, an error was made in Section 6.01(v)(1)(ii) of the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions; Terms Generally. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement. The rules of construction set forth in the Credit Agreement shall apply to this Amendment No. 1.
SECTION 2. Amendments and Other Agreements. Effective immediately as of the effectiveness of this Amendment No. 1, Section 6.01(v)(1)(ii) of the Credit Agreement is hereby amended and restated as follows:
“(ii) such Incremental Equivalent Debt

(A) shall have no borrower or issuer (other than the Borrower) or guarantor (other than the Lumen Guarantors or the QC Guarantors),

(B) if secured, shall not be secured by any assets other than the Collateral,

(C) shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans,

(D) shall not be subject to any maturity, mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase and prepayment events upon a change of control, asset sale or event of loss (or from the proceeds of an equity offering or Permitted Refinancing Indebtedness) and a customary acceleration right after an event of default) prior to the then Latest Maturity Date,

(E) shall have a final maturity no earlier than the Latest Maturity Date in effect at the date of incurrence of such Incremental Equivalent Debt (provided that such Incremental Equivalent Debt may be incurred in the form of a customary “bridge” or other interim credit facility intended to be refinanced or replaced with long-term indebtedness so long as, subject only to customary conditions the failure of which to be satisfied would otherwise result in an Event of Default, it would either be automatically converted into or required to be exchanged for permanent financing which satisfies the requirements of this clause (E)),

(F) shall be subject to the Subordination Agreement as “Subordinated Debt” (as defined in the Subordination Agreement),

(G) shall be subject to the First Lien/First Lien Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable, and

(H) for the avoidance of doubt, shall not rank senior to any Obligations in right of payment or with respect to lien priority,”

SECTION 3. Effectiveness. This Amendment No. 1 shall become effective immediately upon receipt by the Administrative Agent of counterparts of this Amendment No. 1 duly executed by the parties hereto.
SECTION 4. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. This Amendment No. 1 shall not constitute a novation of the Credit Agreement.
SECTION 5. Reference To And Effect Upon The Amended Credit Agreement and Loan Documents. From and after the date hereof, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment No. 1 and any agreements, instruments and other documents executed and/or delivered in connection herewith.
SECTION 6. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT NO. 1 AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF A PART HEREOF.
SECTION 7. Counterparts. This Amendment No. 1 may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment No. 1 may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment No. 1. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”) which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 8. Section Headings. Section headings in this Amendment No. 1 are included herein for convenience of reference only, are not part of this Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 1.
SECTION 9. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with Section 9.01 of the Credit Agreement.
SECTION 10. Administrative Agent. The recitals contained in this Amendment No. 1 shall be taken as the statements of the Borrower, and the Administrative Agent assumes no responsibility for their correctness. In entering into this Amendment No. 1, (i) the Administrative Agent is conclusively relying on a certificate of a Responsible Officer of the Borrower delivered in connection herewith, and (ii) the Administrative Agent shall be entitled to the benefit of every provision of the Credit Agreement relating to the conduct of or affecting the liability of or affording protection to the Administrative Agent, including but not limited to provisions regarding indemnification.
[Signature pages to follow]

IN WITNESS WHEREOF, this Amendment No. 1 has been executed by the parties hereto as of the date first written above.

                        LUMEN TECHNOLOGIES, INC.

By: /s/ Rahul Modi Name: Rahul Modi
Title: Senior Vice President & Treasurer

[Signature Page to Amendment No. 1]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Jeffrey Rose
Name: Jeffrey Rose
Title: Vice President
[Signature Page to Amendment No. 1]